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                                JOSEPH MERINGOLA
                               12 JEFFERSON STREET
                               GLEN COVE, NY 11542



October 22, 1997

The Board of Directors
Medical Action Industries Inc.
150 Motor Parkway - Suite 205
Hauppauge, NY  11788

Gentlemen:

         I hereby resign my positions as Chief Executive Officer, Chairman of the Board of Directors, and an employee of the Company effective immediately.


                                                     Very truly yours,


                                                     /s/ Joseph Meringola
                                                     ------------------------
                                                     Joseph Meringola